Deposits, Prepayments and Other Receivables (Tables)	12 Months Ended
Dec. 31, 2024
Deposits, Prepayments and Other Receivables [Abstract]
Schedule of Deposits, Prepayments and Other Receivables
	As of December 31,
	2023	2024
	US$’000	US$’000
Deposits	11	511
Other receivables(1)	23	63
GST receivable	1	1
	35	575
(1)	The Company has established a settlement plan for other receivables, under which the timing and amount of collection are contingent upon meeting specific contractual conditions. Based on the current status of negotiations and available information, management expects full collectability and has therefore not recorded allowance for doubtful accounts. The Company will continue to monitor the settlement progress and assess collectibility in future periods.